UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 27, 2005
                                                  (September 26, 2005)

                              IASIS HEALTHCARE LLC
             (Exact name of registrant as specified in its charter)

           Delaware                       333-117362          20-1150104
(State or other jurisdiction of           (Commission        (IRS Employer
        incorporation)                    File Number)     Identification No.)

            117 Seaboard Lane, Building E
                Franklin, Tennessee                              37067
      (Address of principal executive offices)                (Zip Code)

                                 (615) 844-2747
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01.  Regulation FD Disclosure.

         On September 26, 2005, IASIS Healthcare LLC issued a press release, the text of which is set forth as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

            (c)      Exhibits

                  99.1           Press release dated September 26, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IASIS HEALTHCARE LLC


                                   By:  /s/ W.  Carl Whitmer
                                        ----------------------------------------
                                        W. Carl Whitmer
                                        Chief Financial Officer




Date:  September 27, 2005


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                                  EXHIBIT INDEX


99.1        Press release dated September 26, 2005.